Note 2 - Receivables, Net	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]

NOTE 2:  RECEIVABLES, NET

	As of December 31,
(in millions)	2015	2014
Trade receivables	$300	$345
Miscellaneous receivables	50	57
Total (net of allowances of $10 and $11 as of December 31, 2015 and December 31, 2014, respectively)	$350	$402

Approximately $28 million and $31 million of the total trade receivable amounts as of December 31, 2015 and 2014, respectively, will potentially be settled through customer deductions in lieu of cash payments.  Such deductions represent rebates owed to customers and are included in Other current liabilities in the accompanying Consolidated Statement of Financial Position.